Exhibit 10.2

                             DIRECTOR LOAN AGREEMENT

CORPORATION/COMPANY DETAILS:

Greenwind NRG, Inc.

DIRECTOR DETAILS:

James Sammon, Director

1. The Corporation hereby acknowledges a debt to the Director in the amount of four thousand, one hundred and fifteen dollars ($4,115).

2. The Corporation acknowledges and agrees that this loan is non-interest bearing and due upon demand.

Signed at Dublin Ireland on this 31day of October 2011.


Director's Signature: /s/ James Sammon
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Corporation Signature: /s/ James Sammon
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